UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

NextCure, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38905 (Commission File Number)	47-5231247 (IRS Employer Identification No.)

9000 Virginia Manor Road, Suite 200 Beltsville, Maryland	20705
(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (240) 399-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On June 20, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected the three Class III members of the Board of Directors (the “Board”), each to serve for a three-year term expiring at the Company’s 2028 Annual Meeting of Stockholders and until such director’s earlier death, resignation, or removal from the Board; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) approved, on  an advisory basis, the compensation paid to the Company’s named executive officers (the “say-on-pay vote”); (iv) approved, on an advisory basis, to hold a say-on-pay vote every year; and (v) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split, if and when determined by the Board (the “Reverse Split Proposal”). Because the Reverse Split Proposal was approved, the sixth proposal regarding adjournment of the Annual Meeting was rendered moot and was not presented. Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders at the Annual Meeting.

Proposal No. 1: Election of Class III Directors

Nominee	For	Against	Abstain	Broker Non-Votes
David Kabakoff, Ph.D.	8,109,613	3,641,993	501	8,450,029
Michael Richman	9,090,049	2,661,491	567	8,450,029
Stephen W. Webster	9,034,425	2,717,181	501	8,450,029

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

For	Against	Abstain	Broker Non-Votes
18,767,121	1,434,513	502	-

Proposal No. 3: Advisory Vote to Approve Executive Compensation

0
For		Against	Abstain	Broker Non-Votes
	11,316,309	421,792	14,006	8,450,029

Proposal No. 4: Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

0
1 Year		2 Years	3 Years	Abstain	Broker Non-Votes
	11,664,330	2,631	43,161	41,985	8,450,029

Proposal No. 5: The Reverse Split Proposal

0
For		Against	Abstain	Broker Non-Votes
	18,166,577	2,028,946	6,613	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November
Dated: June 23, 2025	NEXTCURE, INC.

	By:	/s/ Steven P. Cobourn
	Name:	Steven P. Cobourn
	Title:	Chief Financial Officer